SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	August 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of February 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC1) SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-14225    	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On August 25, 1997 a scheduled distribution was made from the Trust to
		holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated August 25, 1997.  The
		Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5
			if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated August 25, 1997.



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC1

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:       08/25/97

                   Beginning
                  Certificate    Principal    Interest  Realized   Certificate
Class   Cusip       Balance    Distribution Distribution  Losses     Balance
A    79548KTT5   89,893,455.49 3,527,740.93  456,515.17      0.00 86,365,714.56
CE            NA  2,973,335.80         0.00  226,476.89      0.00  2,973,335.80

R-II 79548KTV0            0.00         0.00        0.00      0.00          0.00
Total            92,866,791.29 3,527,740.93  682,992.06      0.00 89,339,050.36

      AMOUNTS PER $1,000 UNIT

                                               Ending             Current
      Principal     Interest       Total    Certificate Realized  Pass-Through
ClassDistribution Distribution Distribution   Balance     Losses  Interest Rate
A      36.699134      4.749133    41.448267  898.463626  0.000000      5.897500%
CE      0.000000     76.169294    76.169294  1000.00000  0.000000      2.762451%
R-II    0.000000      0.000000     0.000000    0.000000  0.000000      5.897500%

  Prepayment Premiums collected are distributed to the Class CE Certificates as an addition to the Class CE Interest Distribution Amount.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  38,702.31
TRUSTEE FEES                                   1,431.99

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
                 Guaranteed Principal Distribution                         0.00
                 Guaranteed Interest Distribution                    456,515.17

Section 4.02 (v.)
INSURANCE PAYMENT                                  0.00
CERTIFICATE INSURER REIMBURSEMENT                  0.00
CUMULATIVE INSURANCE PAYMENTS                      0.00

Section 4.02 (vi.)
P&I ADVANCES     Total Advances              260,102.98
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OF:  Stated Principal Balance of Mortgage Loans       89,357,080.53
        08/25/97 Stated Principal Balance of REO Properties                0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
                 Number of Loans                                            794
                 Aggregate Principal Balance as of the Due Date   89,357,080.53
                 Weighted Average Remaining Term to Maturity                352
                 Weighted Average Mortgage Rate                         9.40255%

                                                                  Unpaid
Section 4.02 (ix.)                                                Principal
DELINQUENCY INFORMATION                                 Number    Balance
     30-59 days delinquent                                     16  1,286,714.00
     60-89 days delinquent                                     17  1,629,579.00
     90 or more days delinquent                                 4    532,170.00
     Foreclosure proceedings have commenced                    17  1,507,621.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)              Loans that become REO properties in the preceding
                               calendar month:
REO INFORMATION                Unpaid Principal                 Stated Principal
                 Loan Number       Balance                        Balance



Section 4.02 (xi.)             Total Book Value of REO Properties:         0.00
REO BOOK VALUES

Section 4.02 (xii.)            Aggregate Amount of Principal Prepayments:
                 Curtailments                                          7,363.95
                 Payments in Full                                  3,467,867.54

                 Prepayment Premiums Collected                        12,693.59
                 REO Principal Amortization                                0.00

Section 4.02 (xiii.)           Realized Losses that were incurred during the
                               related Prepayment Period
REALIZED LOSSES  Total Realized Losses             0.00
                 Which Include:
                 Extraordinary Losses              0.00
                 Fraud Losses                      0.00
                 Special Hazard Losses             0.00
                 Bankruptcy Losses                 0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
                 Ending                     Extraordinary
                 Principal     Realized     Trust Fund
                 Balance       Losses       Expenses
     Class A     86,365,714.56         0.00        0.00
     Class CE     2,973,335.80         0.00        0.00
     Total       89,339,050.36         0.00        0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                            Certificate
                                            Factor
                               Class A       0.89846363
                               Class CE      0.90150917







Section 4.02 (xvii.)
INTEREST DISTRIBUTION AMOUNTS

                 Reduction from the Allocation of:
       Interest     Portion                             Prepayment
   Distribution    Paid Under    Realized    Basis Risk  Interest
        Amount       Policy       Losses     Shortfalls Shortfalls
A     456,515.17          0.00         0.00        0.00      0.00
CE    226,476.89          0.00         0.00        0.00      0.00
TOTAL 682,992.06          0.00         0.00        0.00      0.00

                               Relief Act  ExtraordinaryRemaining
                                 Interest    Trust Fund   Unpaid
                                Shortfalls    Expenses   Amounts
A                                      0.00        0.00      0.00
CE                                     0.00        0.00      0.00
TOTAL                                  0.00        0.00      0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST            Prepayment Interest Shortfalls not          0.00
  SHORTFALLS                   covered by the Servicer:


Section 4.02 (xix.)            Relief Act Interest Shortfall               0.00

Section 4.02 (xx.)             Fraud Loss Amount                   2,973,587.00
                               Bankruptcy Amount                     100,000.00
                               Special Hazard Amount               1,540,000.00

Section 4.02 (xxi.)            Basis Risk Shortfall                        0.00

Section 4.02 (xxii.)           Unpaid Basis Risk Shortfall                 0.00

Section 4.02 (xxiii.)          Required Subordinated Amount        2,973,335.80

Section 4.02 (xxiv.)           Subordination Increase Amount               0.00

Section 4.02 (xxv.)            Subordination Reduction Amount              0.00

Section 4.02 (xxvi.)
PASS THROUGH RATE                                       Class A   Class CE
                 Current Distribution Period             5.897500%     2.762451%
                 Next Distribution Period (Estimated)    5.835000%     2.825659%


Section 4.02 (xxvii.)
RESERVE FUND                   Beginning Balance                       1,855.84
                               Deposits                                  829.63
                               Withdrawals                                 0.00
                               Ending Balance                          2,685.47

PERFORMANCE MEASURES
                 Net Monthly Excess Spread                           213,786.77
                 Net Monthly Excess Cash Flow                        213,786.77

                 Spread Squeeze Percentage                              2.87158%
                 Spread Squeeze Subordination Increase Amount              0.00
                                            Step Up-    Step Down-
                                  Current Current Level Current Level
Step Up and Step Down Triggers:   Level:    more than:  less than:
     Cumulative Loss Test           0.00000%    0.75000%       NA
     Rolling Delinquency Test       2.72194%   11.00000%  9.00000%
     Rolling Loss Test              0.00000%    1.00000%  0.50000%

Step Up Trigger Occurrence     NO
Step Down Trigger Occurrence   NO
























SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997